UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest reported):  March 5, 2003


                      TREZAC INTERNATIONAL CORPORATION
            --------------------------------------------------
            (Exact name of registrant as specified in charter)


          Texas                      0-25891                  76-0270330
----------------------------       -------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)


               20500 Meeting Street, Boca Raton, Florida 33434
               -----------------------------------------------
                  (Address of principal executive offices)


                                561-558-9599
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                             Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)



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ITEM 9.  REGULATION FD DISCLOSURE

On March 5, 2003, Trezac International Corporation (the "Company") issued a news release with respect to its engagement of Fleming Capital Group ("FCG") and Fleming Capital Management ("FCM") of New York, to finalize negotiations and close an investment from the Moldova Enterprise Credit Foundation.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        TREZAC INTERNATIONAL CORPORATION

Date:  March 5, 2003                    /s/ Paul Taylor
       -------------                    ---------------------
                                            Paul Taylor
                                            President



Exhibit

1.  News Release by Trezac International Corporation, dated March 5, 2003.


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